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                                                                   Exhibit 10.2
























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                               T/R SYSTEMS, INC.


                             1994 STOCK OPTION PLAN




                                ON MARCH 4, 1994

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                               T/R SYSTEMS, INC.
                            1994 STOCK OPTION PLAN

                               TABLE OF CONTENTS
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
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
I.       DEFINITIONS ....................................................................  1

         1.1      Definitions ...........................................................  1

II.      THE PLAN ......................................................................   3

         2.1      Purpose ...............................................................  3
         2.2      Administration ........................................................  3
         2.3      Participation .........................................................  4
         2.4      Stock Subject to the Plan .............................................  4
         2.5      Grant of Options ......................................................  4
         2.6      Exercise of Options ...................................................  5


III.     OPTIONS ........................................................................  5

         3.1      Grants ................................................................  5
         3.2      Option Price ..........................................................  5
         3.3      Option Period .........................................................  6
         3.4      Exercise of Options ...................................................  6
         3.5      Limitations an Grant of Incentive Stock Options .......................  6

IV.      OTHER PROVISIONS ...............................................................  7

         4.1      Rights of Eligible Employees, Participants and
                  Beneficiaries .........................................................  7
         4.2      Adjustments Upon Changes in capitalization ............................  8
         4.3      Termination of Employment .............................................  8
         4.4      Acceleration of Options ............................................... 11
         4.5      Government Regulations ................................................ 11
         4.6      Tax Withholding ....................................................... 11
         4.7      Amendment, Termination and Suspension ................................. 12
         4.8      Privileges of Stock Ownership; Nondistributive
                  Intent ................................................................ 12
         4.9      Effective Date of the Plan ............................................ 13
         4.10     Term of the Plan ...................................................... 13
         4.11     Governing Law ......................................................... 13


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         This Stock Option Plan is dated as of March 4, 1994.

I.       DEFINITIONS.

         1.1      Definitions.

                  (a) "Award" shall mean an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock option granted under this Plan.

                  (b) "Award Agreement" shall mean, as the case may be, the Incentive Stock Option Award Agreement substantially in the form of Exhibit A attached hereto and made a part herewith, setting forth the terms of an Award, or the Non-Qualified Stock Option Award Agreement substantially in the form of Exhibit B attached hereto and made a part herewith setting forth the terms of an Award.

                  (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee.

                  (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

                  (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

                  (f) "Board" shall mean the Board of Directors of the Corporation.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Common Stock" shall mean the Common Stock, $.01 par value, of the Corporation.

                  (i) "Commission" shall mean the Securities and Exchange commission.

                  (j) "Committee" shall mean the committee appointed by the Board and consisting of three or more members or if no such committee has been appointed, the Board.

                  (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

                  (l) "Corporation" shall mean T/R Systems, Inc., a Georgia corporation, and its successors.


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                  (m) "Eligible Employee" shall mean an officer or key employee of the Company.

                  (n) "Event" shall mean approval by the stockholders of the Corporation of (i) the dissolution or liquidation of the Corporation; (ii) an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation; (iii) the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or (iv) a tender offer pursuant to which the offeror acquires more than 50% of the Corporation's outstanding voting securities.

                  (o) "Fair Market Value shall mean (i) the closing sales price of the stock first preceding the time at which Fair Market Value is to be determined on the national securities exchange having the greatest volume of trading in the stock during the 30-day period immediately preceding that time as reported in The Wall Street Journal; (ii) if the stock is not listed or admitted to trade on any national securities exchange, the closing sales price of the stock first preceding the time at which Fair Market Value is to be determined, as quoted in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market Reporting System, or any successor system, as reported in The Wall Street Journal; (iii) if the stock is not listed or admitted to trade an any national securities exchange and is not quoted on the NASDAQ National Market Reporting System, the average of the closing bid and asked sales prices of the stock on the over-the-counter market first preceding the time at which Fair Market Value is to be determined, as quoted on NASDAQ or such other national reporting service, as reported in The Wall Street Journal; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not quoted on the NASDAQ National Market Reporting System and if the bid and asked sales prices for the stock are not furnished by the National Association of Securities Dealers, Inc. or a similar organization, the Fair Market Value established by the Committee for purposes of granting Options under the Plan based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

                  (p) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                  (q) "Nonqualified Stock Option" shall mean an option which is designated as a Nonqualified Stock Option.


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                  (r) Option" shall mean an option to purchase Common Stock
under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

                  (s) "Participant" shall mean an Eligible Employee who has been awarded an Award.

                  (t) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                  (u) "Plan" shall mean the T/R System, Inc. 1994 Stock Option Plan, as amended from time to time in accordance herewith.

                  (v) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (w) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

II.      THE PLAN

         2.1      Purpose.

                  The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

         2.2      Administration.

                  (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

                  (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the


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Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

                  (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

         2.3      Participation.

                  Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

         2.4      Stock Subject to the Plan.

                  The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 624,000 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Company of such option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

         2.5      Grant of Options.

                  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Options under the Plan shall be granted, the terms of Options (which need not be identical) and the number of shares of Common Stock subject to each option. Each Option shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as


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are not inconsistent with the purpose and provisions of the Plan. The grant of an Option is made on the Award Date.

         2.6      Exercise of Options.

                  An Option shall be deemed to be exercised when the Secretary or Assistant Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a). Notwithstanding any other provision of this Plan, the Committee may impose, by rule or in Award Agreements, such conditions upon the exercise of Options (including, without limitation, vesting of exercise rights and conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements or as may be deemed necessary or advisable by the Committee.

III. OPTIONS.

         3.1      Grants.

                  One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

         3.2      Option Price.

                  The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee, but in no event shall be less than 85% of the Fair Market Value of the Common Stock on the date of grant and in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by


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the Participant at least six months as of the date of delivery. Shares of
Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value an the date of exercise.

         3.3      Option Period.

                  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date in the case of an Incentive Stock Option (five years in the case of a person described in Section 3.5(c)) , and shall be subject to earlier termination as hereinafter provided or as provided in any Award Agreement.

         3.4      Exercise of Options.

                  Except as otherwise provided in Section 4.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement which date(s) shall not be earlier than six months after the Award Date and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 1,000 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

         3.5      Limitations on Grant of Incentive Stock Options.

                  (a) The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Common Stock subject to incentive stock options first exercisable (other than as a result of acceleration pursuant to Section 4.2 or 4.4) by such Participant under any other plan of the Corporation or any Subsidiary, shall not exceed $100,000.

                  (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                  (c) No incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the


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total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

IV.      OTHER PROVISIONS.

         4.1      Rights of Eligible Employees, Participants and Beneficiaries.

                  (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

                  (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Options) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

                  (c) other than by will or the laws of descent and distribution, no interest in this Plan or in any option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

                  (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any option granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.



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

          4.2     Adjustments Upon Changes in Capitalization.

                  (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

                  (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate, and any outstanding Options shall, subject to the provisions of Section 4.4, terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

                  (c) In adjusting Options to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advise of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

         4.3      Termination of Employment.

                  (a) In the event any Participant's employment by the Company terminates for any reason, whether voluntarily or involuntarily and whether for cause or not for cause, and at any time following such termination, the Participant (the "Terminating


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Participant") becomes employed by any person or entity that performs or markets services or sells or markets products substantially similar to any services or products sold or marketed by the Company at the time such subsequent employment commences (a "Competitor"), then the company shall have the right and option to elect to purchase, and the Terminating Participant shall sell in the event such option is exercised, all, but not less than all, the Stock then. held by such Participant within ten (10) days of the date on which such subsequent employment becomes known to the Company, by the Company tendering to the Participant in exchange for such Stock, an amount equal to the Fair Market
Value (as such term is defined in Subsection 4.3(b) below) of each share of Stock then owned by Participant.

                  (b) Fair Market Value Defined. For the purposes of this
Section 4.3 the term "Fair Market Value" per share of Stock shall mean either

         (i) in the event that any third party makes a bona fide, written offer to the Terminating Participant within the period specified for election of the Company to purchase the Terminating Participant's Stock, which offer is binding, subject only to the purchase rights granted by this Section 4.3, and a copy of such written offer is delivered to the Company, the price per share specified in such written offer. In the event that such a written offer is received during such period, the Company shall be entitled to ten (10) additional days following receipt by the Company thereof in which to exercise the right granted it in this Section 4.3.
                                      or

         (ii)     in the absence of a bona fide offer as described in clause
            (i) above, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company in the exercise of its good faith judgment with the concurrence of at lease one of the directors nominated by the holders of Series A Preferred; provided, however, that if the Board is unable to make such determination, or if the Board makes such determination and the Terminating Participant disagrees therewith by delivering notice of such disagreement to the Company within ten (10) business days after the Board's determination thereof is communicated to the Terminating Participant (such notice to specify the Terminating Participant's determination of such fair market value), then the Fair Market Value shall be determined by one appraiser chosen by the Company and the Terminating Participant, who shall determine the value of the Terminating Participant's Stock for these


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

         purposes without applying any discount for illiquidity or minority interest. In the event that the parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association shall be employed to choose an appraiser, and such person shall determine the Fair Market Value of the Terminating Participant's Stock for these purposes. In the event the appraisal process is utilized, the party whose valuation of the Terminating Participant's Stock less closely approximated the value selected pursuant to the above described appraisal process, measured by dollar amounts and not by percentages, shall pay all costs of the appraisal process.

         (c) Payment of Purchase Price. The purchase price for any Stock acquired pursuant to Section 4.3 shall be paid, at the option of the Company, wholly in cash or by delivery at the closing of such purchase of one-third of such price in cash together with a promissory note requiring the payment of the principal in two (2) equal annual installments commencing one (1) year after the purchase, and secured by the Stock so purchased, with simple interest payable quarterly in arrears at the applicable federal rate (as defined in Section 1274 of the Internal Revenue Code of 1986, as amended) as in effect as of the date of the closing of the purchase.

         (d) If the Participant's employment by the Company terminates as a result of disability, the Participant or Participant's Personal Representative may subject to Section 4.3(a) exercise any Option to the extent it shall have become exercisable; provided, however, that in the case of Incentive Stock Options, the Participant or Participant's Personal Representative must exercise an Option to the extent it shall have become exercisable within one year of the termination of employment.

         (e) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company (or in the case of Incentive Stock Options was last employed by the Company within three months before his death), the Participant's Option shall subject to Section 4.3(a) be exercisable by the Participant's Beneficiary as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

         (f) In the event of termination of employment with the Company for any reason, other than discharge for cause, the committee may, in its discretion, increase the portion of the Participant's Option available to the Participant, or participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.


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


         (g) if an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 4.3 to be a termination of employment of each employee of that entity.

         4.4      Acceleration of Options.

                  Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Options or determines those Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each option shall become immediately exercisable to the full extent theretofore not exercisable; provided, however, that Options shall not in any event be so accelerated to a date less than six months after the Award Date. Acceleration of Options shall comply with applicable regulatory requirements, including without limitation,
Section 422 of the Code. For purposes of this Section 4.4 only, the Board shall mean the Board as constituted immediately prior to the Event.

         4.5      Government Regulations.

                  This Plan, the granting of Options under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan, and no shares shall be issued by the Corporation, pursuant to any such Option, unless and until, in each such case, all legal requirements applicable to the issuance have, in the opinion of counsel to the Corporation, been complied with. in connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

         4.6      Tax Withholding.

                  Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any


                                      11
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case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

         4.7      Amendment, Termination, and Suspension.

                  (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof) . In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 4.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Option as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by the Plan. No Options may be granted during any suspension of this Plan or after its termination.

                  (b) if an amendment would (i) increase the aggregate number of shares which may be issued under this Plan, or (ii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board or the Committee and by a majority of the stockholders.

                  (c) In the case of Options issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board and consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Option previously granted under the Plan.

         4.8      Privileges of Stock Ownership; Nondistributive Intent.

                  A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock


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


may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any the applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

         4.9      Effective Date of the Plan.

                  This Plan shall be effective upon its approval by the Board, subject to approval by the stockholders of the Corporation within 12 months from the date of such Board approval.

         4.10     Term of the Plan.

                  Unless previously terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the date the Plan is approved by the Board, and no Options shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

         4.11     Governing Law.

                  This Plan and the documents evidencing options and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Georgia. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                              NOTICE OF EXERCISE

         The undersigned hereby notifies T/R Systems, Inc. (the "Company") of his or her election to exercise their stock option to purchase ________________________ ( ______________ ) shares of the Company's $.01 par value common stock pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _____ day of _________________, 199___.

         Accompanying this Notice is (1) a certified or cashier's check in the amount of $_____________ payable to the Company, and/or (2) ________________________ ( ______________ ) shares of the Company's $.01 par value common stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the T/R Systems, Inc. 199___ Stock Option Plan) as of the date hereof of $ ___________ , such amounts being equal, in the aggregate to the purchase price per share set forth in Schedule I of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         The undersigned hereby represents that he or she is purchasing the shares of the Company's $.01 par value common stock specified in this Notice for purposes of investment for his or her own account, and without any present intention to resell or dispose of said shares or otherwise to participate directly or indirectly in a distribution thereof, and hereby agrees that all certificates representing said shares may be stamped with a restrictive legend to this effect.

          The undersigned is a resident of _______________________________ .

         IN WITNESS WHEREOF, the undersigned has set his or her hand and seal, this _________ day of _________________ , 199 ____ .

                                      EMPLOYEE (OR HIS OR HER ADMINISTRATOR,
                                      EXECUTOR OR PERSONAL REPRESENTATIVE)


                                      -----------------------------------------
                                      Name:

                                      Position: (if other than employee)